UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

Bitcoin Depot Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41305	87-3219029
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3343 Peachtree Road NE, Suite 750

Atlanta, GA 30326

(Address of principal executive offices)

(678) 435-9604

(Former name or former address, if changed since last report)

GSR II Meteora Acquisition Corp.

418 Broadway, Suite N

Albany, NY 12207

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BTM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	BTMWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

INTRODUCTORY NOTE

As previously announced, Bitcoin Depot Inc., a Delaware corporation (“Bitcoin Depot” or the “Company”) (formerly, GSR II Meteora Acquisition Corp. (“GSR”)), entered into that certain Transaction Agreement, dated as of August 24, 2022 (as amended, the “Transaction Agreement”), by and among GSR, GSR II Meteora Sponsor LLC, a Delaware limited liability company (the “Sponsor”), BT Assets, Inc., a Delaware corporation (“BT Assets”), and Lux Vending, LLC (“BT OpCo”), a Georgia limited liability company and wholly-owned subsidiary of Bitcoin Depot Operating LLC (the “Surviving BT Entity”). GSR’s stockholders approved the transactions contemplated by the Transaction Agreement (collectively, the “Business Combination”) at a special meeting of the stockholders held on June 28, 2023 (the “Special Meeting”).

On June 30, 2023 (the “Closing Date”), as contemplated by the Transaction Agreement:

•

GSR filed a Second Amended and Restated Certificate of Incorporation (the “Second A&R Charter”) with the Secretary of State of the State of Delaware, pursuant to which GSR changed its name to “Bitcoin Depot Inc.” and the number of authorized shares of Bitcoin Depot’s capital stock, par value $0.0001 per share, was increased to 2,223,250,000 shares, consisting of (i) 800,000,000 shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), (ii) 20,000,000 shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), (iii) 300,000,000 shares of Class M common stock, par value $0.0001 per share (the “Class M Common Stock”), (iv) 800,000,000 shares of Class O common stock, par value $0.0001 per share (the “Class O Common Stock”), (v) 300,000,000 shares of Class V common stock, par value $0.0001 per share (the “Class V Common Stock” and collectively with the Class A Common Stock, Class B Common Stock, Class M Common Stock and Class O Common Stock, the “Voting Common Stock”) and (vi) 2,250,000 shares of Class E common stock, par value $0.0001 per share, consisting of three series: (a) 750,000 shares of Class E-1 common stock, (b) 750,000 shares of Class E-2 common stock and (c) 750,000 shares of Class E-3 common stock (collectively, the “Class E Common Stock” and, together with the Voting Common Stock, the “Common Stock”) and (vii) 50,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”);

•

(i) The BT Entity Restructuring was consummated, consisting of (a) the merger of BT OpCo with and into the Surviving BT Entity with the Surviving BT Entity surviving the merger and (b) the formation of BT HoldCo LLC (“BT HoldCo”) and contribution of all of BT Assets’ equity in BT OpCo to BT HoldCo, pursuant to which BT HoldCo issued certain common units of BT HoldCo (“BT HoldCo Common Units”), certain preferred units of BT HoldCo (“BT HoldCo Preferred Units”) and certain Class 1 Earnout Units of BT HoldCo, Class 2 Earnout Units of BT HoldCo and Class 3 Earnout Units of BT HoldCo (collectively, the “BT HoldCo Earnout Units”) to BT Assets, (ii) GSR paid cash to BT Assets in exchange for certain BT HoldCo Common Units, (iii) GSR contributed (a) cash to BT HoldCo in exchange for BT HoldCo Common Units, (b) warrants issued by BT HoldCo to purchase a number of BT HoldCo Common Units equal to the number of shares of Class A Common Stock that may be purchased upon the exercise in full of all warrants of GSR outstanding immediately after the consummation of the Business Combination (the “Closing”) and (c) a number of BT HoldCo Earnout Units equal to the number of newly issued shares of Class E Common Stock issued to Sponsor, (iv) Sponsor exchanged all shares of Class B Common Stock for newly issued shares of Class A Common Stock and Class E Common Stock, subject to the terms of conversion or forfeiture and cancellation set forth in that certain Sponsor Agreement, dated as of August 24, 2022, by and among Sponsor, the Company and BT Assets, as amended by the First Amendment to Sponsor Agreement, dated as of June 7, 2023, (v) BT Assets was issued

44,100,000 newly issued shares of Class V Common Stock, convertible at BT Assets’ election into Class A Common Stock and (vi) the Company issued 500,000 shares of Class A Common Stock under the 2023 Plan (as defined herein) to Brandon Mintz; and

•

upon the execution and delivery to BT OpCo and GSR of a Phantom Equity Award Termination Agreement, dated as of June 30, 2023 (each, a “Phantom Equity Award Termination Agreement” and, collectively, the “Phantom Equity Award Termination Agreements”), by the holders of equity awards granted under the Lux Vending, LLC d/b/a Bitcoin Depot 2021 Participation Plan (each, a “Phantom Equity Award”) outstanding immediately prior to the Closing were converted into the right to receive, in aggregate cash payments in an amount equal to $350,000 and 35,000 restricted stock units, which vest quarterly over one year from the date of grant.

As a result of the transactions described above (including the PIPE Financing as described below), as of the Closing Date:

•

BT Assets and Mr. Mintz collectively hold: (i) 500,000 shares of Class A Common Stock; (ii) 44,100,000 shares of Class V Common Stock; (iii) 41,200,000 BT HoldCo Common Units; (iv) 15,000,000 BT HoldCo Earnout Units; and (v) 2,900,000 BT HoldCo Preferred Units;

•

Sponsor and certain former directors of GSR held and distributed, if applicable, to certain third parties and affiliates concurrently with Closing: (i) 5,769,185 shares of Class A Common Stock; (ii) 1,075,761 shares of Class E Common Stock; and (iii) 12,223,750 warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 (the “Bitcoin Depot Warrants”);

•	Former GSR stockholders hold 3,455,156 shares of Class A Common Stock and 31,625,000 Bitcoin Depot Warrants;

•	Bitcoin Depot holds (i) 12,358,691 BT HoldCo Common Units and (ii) 4,300,000 BT HoldCo Preferred Units; and

•	Entities affiliated with Shaolin Capital Management (“Shaolin”) hold 4,300,000 shares of Series A Convertible Preferred Stock of Bitcoin Depot (“Series A Preferred Stock”).

As previously announced, in connection with the consummation of the Business Combination, BT OpCo and BT Assets entered into that certain Amended and Restated Credit Agreement (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”) among BT OpCo, as the borrower, BT Assets, as the initial holding company, Express Vending Inc., a corporation incorporated under the laws of British Columbia (“Express Vending”), Mintz Assets, Inc., a Georgia corporation (“Mintz Assets”), BitAccess Inc., a corporation incorporated under the federal laws of Canada (“BitAccess”), Digital Gold Ventures Inc., a corporation incorporated under the laws of Ontario (“Digital Gold”), Intuitive Software LLC, a Delaware limited liability company (“Intuitive” and, together with, Express Vending, Mintz Assets, BitAccess, Digital Gold and Intuitive, each a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”), the financial institutions and institutional investors from time to time party thereto as Lenders (each, a “Lender” and, collectively, the “Lenders”), and SILVERVIEW CREDIT PARTNERS LP (f/k/a Silverpeak Credit Partners, LP), as administrative agent (the “Administrative Agent”). The Amended and Restated Credit Agreement by its terms amended and restated the Credit Agreement, dated December 21, 2020 (as further amended, amended and restated, restated, supplemented or otherwise modified from time to time prior to the Effective Date, the “Original Credit Agreement”), among BT OpCo, BT Assets, the Subsidiary Guarantors party thereto, the Lenders party thereto, and the Administrative Agent. The material terms of the Amended and Restated Credit Agreement are described in the Company’s Current Report on Form 8-K filed with the SEC on June 28, 2023. Such description is incorporated by reference in this Current Report on Form 8-K (this “Report”) and is qualified in its entirety by the text of the Amended and Restated Credit Agreement, which is included as Exhibit 10.12 to this Report and is incorporated herein by reference.

In connection with the Business Combination, Bitcoin Depot also (i) issued 203,481 shares of Class A Common Stock to persons who entered into voting and non-redemption agreements (each a “Voting and Non-Redemption Agreement” and collectively, the “Voting and Non-Redemption Agreements”) with unaffiliated third parties (each a “Non-Redeeming Stockholder” and collectively, the “Non-Redeeming Stockholders”) in exchange for such Non-Redeeming Stockholders agreeing to either not redeem or to reverse any previously submitted redemption request in connection with a special meeting of stockholders called by GSR to consider and approve, among other proposals, an extension of time for GSR to consummate the Business Combination and (ii) (a) issued 454,350 shares of Class A Common Stock to certain Non-Redeeming Stockholders who entered into non-redemption agreements (“Non-Redemption Agreements”) in connection with the Special Meeting to consider and approve, among other proposals, the Business Combination and (b) paid a total of $18,680,415.87 in cash to certain Non-Redeeming Stockholders who entered into Non-Redemption Agreements. Pursuant to the Voting and Non-Redemption Agreements and Non-Redemption Agreements, certain Non-Redeeming Stockholders became entitled to the registration rights set forth in the A&R Registration Rights Agreement (as defined herein).

Also on June 30, 2023, Bitcoin Depot issued 4,300,000 shares of Series A Preferred Stock in a private placement to entities affiliated with Shaolin Capital Management LLC (“Shaolin”) in connection with the previously announced PIPE Agreement (the “PIPE Agreement”), entered into on June 23, 2023, by and among BT OpCo, GSR and the investors listed therein (the “PIPE Financing”). Entities affiliated with Shaolin also received payments totaling $583,200 pursuant to the terms of the PIPE Agreement in connection with the PIPE Financing. The material terms of the PIPE Agreement are described in the Company’s Current Report on Form 8-K, dated June 26, 2023, which description is incorporated herein by reference.

Holders of 3,686,863 Class A Common Stock sold in GSR’s initial public offering (the “public shares”) properly exercised their right to have their public shares redeemed (the “Redemption Rights”) for a pro rata portion of the trust account (the “Trust Account”) which holds the proceeds from GSR’s initial public offering, and interest earned, calculated as of two business days prior to the Closing, which was approximately $10.47 per share, or $38,623,478 in the aggregate. The remaining balance in the Trust Account (after giving effect to the Redemption Rights) was $36,196,122.

After giving effect to the Business Combination, the redemption of public shares as described above and the consummation of the PIPE Financing, there are currently (i) 12,358,691 shares of Class A Common Stock issued and outstanding, (ii) no shares of Class B Common Stock issued and outstanding, (iii) no shares of Class M Common Stock issued and outstanding, (iv) no shares of Class O Common Stock issued and outstanding, (iv) 44,100,000 shares of Class V Common Stock issued and outstanding, (v) 1,075,761 shares of Class E Common Stock issued and outstanding, (vi) 4,300,000 shares of Preferred Stock issued and outstanding and (vii) 43,848,750 Bitcoin Depot Warrants issued and outstanding.

The Class A Common Stock and Bitcoin Depot Warrants commenced trading on the Nasdaq Stock Market (“Nasdaq”) under the symbols “BTM” and “BTMWW,” respectively, on July 3, 2023.

A more detailed description of the Business Combination can be found in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 136 of GSR’s definitive proxy statement dated June 20, 2023 (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”), and such description is incorporated herein by reference. Further, the foregoing description of the Transaction Agreement (and its amendments) is a summary only and is qualified in its entirety by reference to the Transaction Agreement, copies of which, along with the amendments thereto, are included as Exhibits 2.1, 2.2, 2.3, 2.4 and 2.5 to this Report, and are incorporated herein by reference.

Unless the context otherwise requires, the “Company” refers to the registrant, which is Bitcoin Depot after the Closing, and GSR prior to the Closing. All references herein to the “Board” refer to the board of directors of Bitcoin Depot. Terms used in this Report but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement in the section titled “Certain Defined Terms” beginning on page ii thereof, and such definitions are incorporated herein by reference.

This Report incorporates by reference certain information from reports and other documents that were previously filed with the SEC, including certain information from the Proxy Statement. To the extent there is a conflict between the information contained in this Report and the information contained in such prior reports and documents incorporated by reference herein, the information in this Report controls.

Item 1.01. Entry into a Material Definitive Agreement.

BT HoldCo A&R LLC Agreement

The material terms of the Amended and Restated Limited Liability Company Agreement of BT HoldCo (the “BT HoldCo A&R LLC Agreement”) are described in the section of the Proxy Statement beginning on page 150 titled “Proposal No. 1—The Business Combination Proposal—Related Agreements—BT HoldCo Amended and Restated Limited Liability Company Agreement.” Such description is incorporated by reference in this Report and is qualified in its entirety by the text of the BT HoldCo A&R LLC Agreement, which is included as Exhibit 10.1 to this Report and is incorporated herein by reference.

Tax Receivable Agreement

The material terms of the Tax Receivable Agreement are described in the section of the Proxy Statement beginning on page 155 titled “Proposal No. 1—The Business Combination Proposal—Related Agreements—Tax Receivable Agreement.” Such description is incorporated by reference in this Report and is qualified in its entirety by the text of the Tax Receivable Agreement, which is included as Exhibit 10.2 to this Report and is incorporated herein by reference.

A&R Registration Rights Agreement

The material terms of the Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”) are described in the section of the Proxy Statement beginning on page 152 titled “Proposal No. 1—The Business Combination Proposal—Related Agreements—Amended and Restated Registration Rights Agreement.” Such description is incorporated by reference in this Report and is qualified in its entirety by the text of the A&R Registration Rights Agreement, which is included as Exhibit 10.3 to this Report and is incorporated herein by reference.

Indemnification Agreements

On the Closing Date, in connection with the consummation of the Business Combination, Bitcoin Depot entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require Bitcoin Depot to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of Bitcoin Depot’s directors or executive officers.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the Form of Bitcoin Depot Indemnification Agreement, filed as Exhibit 10.6 to this Report and incorporated herein by reference.

PIPE Agreement

On June 30, 2023, the Company consummated the transactions contemplated by the PIPE Agreement. Pursuant to the PIPE Agreement, the Company issued 4,300,000 shares of Series A Preferred Stock in a private placement. The disclosure set forth in the “Introductory Note” above is incorporated into this Item 1.01 by reference. The foregoing description of the PIPE Agreement is qualified in its entirety by the full text of the PIPE Agreement, filed as Exhibit 10.7 to this Report and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. In addition, the material terms of the Business Combination are described in greater detail in the Proxy Statement in the section titled “Proposal No. 1—The Business Combination Proposal—The Transaction Agreement” beginning on page 136 thereof, which is incorporated herein by reference.

On June 28, 2023, GSR held the Special Meeting, at which the GSR stockholders considered and adopted, among other matters, a proposal to approve the Business Combination. The Business Combination was consummated on June 30, 2023.

FORM 10 INFORMATION

In accordance with Item 2.01(f) of Form 8-K, the Company is providing below the information that would be required if the Company were filing a general form for registration of securities on Form 10. Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company whose only assets consist of equity interests in BT HoldCo. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Report (including in the information that is incorporated by reference in this Report) may constitute “forward-looking statements” for purposes of the federal securities laws. The Company’s forward-looking statements include, but are not limited to, statements regarding the Company’s or the Company’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including those relating to the Business Combination. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the Company, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include:

•	the ability to maintain the listing of the Class A Common Stock and the Bitcoin Depot Warrants on Nasdaq, and the potential liquidity and trading of such securities;

•

the failure to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees;

•	the Company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors;

•	the Company’s ability to develop new products and services, bring them to the market in a timely manner, and make enhancements to its business;

•	the effects of competition on the Company’s business;

•	market adoption and future performance of cryptocurrencies;

•	changes in domestic and foreign business, financial, political and legal conditions;

•	future global, regional or local economic and market conditions;

•	the outcome of any potential litigation, government and regulatory proceedings, investigations and inquires;

•	the development, effects and enforcement of laws and regulations; and

•	other factors detailed under the section titled “Risk Factors” beginning on page 63 of the Proxy Statement and incorporated herein by reference.

The forward-looking statements contained in this Report are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described or incorporated by reference under the heading “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. There may be additional risks that the Company considers immaterial or which are unknown. It is not possible to predict or identify all such risks. The Company will not and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement in the section titled “Business of Bitcoin Depot” beginning on page 242 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section titled “Risk Factors” beginning on page 63 thereof and are incorporated herein by reference. A summary of the risks associated with the Company’s business are also described on page 53 of the Proxy Statement under the heading “Summary—Risk Factors” and are incorporated herein by reference.

Financial Information

The audited consolidated financial statements of BT OpCo as of December 31, 2022 and 2021 and for the years ended December 31, 2022, 2021 and 2020 and the related notes are included in the Proxy Statement on pages F-44 through F-76 are incorporated herein by reference.

The unaudited consolidated financial statements of BT OpCo as of March 31, 2023 (unaudited) and December 31, 2022 and for the three months ended March 31, 2023 and 2022 (unaudited) and the related notes are included in the Proxy Statement on pages F-77 through F-103 and are incorporated herein by reference.

Unaudited pro forma condensed combined financial information of BT OpCo as of March 31, 2023 and for the three months ended March 31, 2023 and the year ended December 31, 2022 is filed as Exhibit 99.2 to this Report and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement beginning on page 257 in the section titled “Management’s Discussion and Analysis of the Financial Condition and Results of Operations of Bitcoin Depot,” which is incorporated herein by reference.

Properties

The properties of the Company are described in the Proxy Statement in the section titled “Business of Bitcoin Depot” beginning on page 242 thereof and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of its Common Stock immediately following consummation of the Business Combination by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock;

•	each of the Company’s named executive officers and directors; and

•	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of the Closing Date. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the Closing Date or subject to restricted stock units that vest within 60 days of the Closing Date are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed above has sole voting and investment power with respect to such shares.

The beneficial ownership of Bitcoin Depot securities is based on (i) 12,358,691 shares of Class A Common Stock, (ii) 1,075,761 shares of Class E Common Stock, (iii) 44,100,000 shares of Class V Common Stock, (iv) 4,300,000 shares of Series A Preferred Stock and (v) 12,223,750 Bitcoin Depot Warrants, in each case issued and outstanding immediately following consummation of the Business Combination, after giving effect to the Redemption Rights and the consummation of the PIPE Financing.

Name and Address of Beneficial Owner(1)	Shares of Class A Common Stock	%	Shares of Class V Common Stock	%	Total Common Stock Beneficially Owned	Shares of Series A Preferred Stock	%
Directors and named executive officers:
Brandon Mintz(2)	500,000	1.9%	44,100,000	100%	63.9%	—	—
Scott Buchanan	—	—	—	—	—	—	—
Glen Leibowitz	—	—	—	—	—	—	—
Mark Smalley	—	—	—	—	—	—	—
Dan Gardner	—	—	—	—	—	—	—
Jackie Marks	—	—	—	—	—	—	—
Daniel Stabile	—	—	—	—	—	—	—
Bradley Strock	—	—	—	—	—	—	—
Tim Vanderham	—	—	—	—	—	—	—

All directors and all executive officers as a group (9 persons)	500,000	1.9%	44,100,000	100%	63.9%	—	—

Five Percent Holders:
BT Assets, Inc. (3)	—	—	44,100,000	100%	63.2%	—	—
GSR II Meteora Sponsor LLC(4)	18,988,696	74.0%	—	—	27.2%	—	—
Shaolin Capital Management(5)	—	—	—	—	—	4,300,000	100%

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Bitcoin Depot Inc., 3343 Peachtree Road NE, Suite 750, Atlanta, Georgia 30326.
(2)	Includes 44,100,000 shares of Class V common stock held by BT Assets, of which Mr. Mintz is the sole voting stockholder and therefore Mr. Mintz may be deemed to beneficially own such shares
(3)

Includes (i) 41,200,000 BT HoldCo Common Units, which pursuant to the BT HoldCo A&R LLC Agreement, under certain circumstances may be exchanged on a one-for-one basis for Class M Common Stock, which are economically equivalent to the shares of Class A Common Stock and entitled to 10 votes per share, (ii) 2,900,000 BT HoldCo Preferred Units convertible into BT HoldCo Common Units and (iii) a number of shares of Class V Common Stock held by BT Assets equivalent to the aggregate total of BT HoldCo Common Units and BT HoldCo Preferred Units held by BT Assets. In the event BT Assets transfers shares of Class M Common Stock to any unaffiliated person, each such share of Class M Common Stock will automatically be converted, upon such transfer, into one share of Class A Common Stock. The amount set forth above does not include shares on account of 15,000,000 BT HoldCo Earnout Units held by BT Assets. As the sole voting stockholder of BT Assets, Brandon Mintz may be deemed to beneficially own the shares of Common Stock and the BT HoldCo Common Units and the BT HoldCo Preferred Units held by BT Assets.

(4)

Includes (i) 5,689,185 shares of Class A Common Stock, (ii) 12,223,750 Bitcoin Depot Warrants and (iii) 1,075,761 shares of Class E Common Stock, which are convertible into shares of Class A Common Stock on a one-for-one basis upon the achievement of milestones for the per share price of Class A Common Stock during the applicable earn-out period. The foregoing does not include the immediate distribution of all shares of Class A Common Stock, Bitcoin Depot Warrants and Class E Common Stock held by Sponsor to certain third parties and affiliates concurrently with the consummation of the Business Combination. The business address of GSR II Meteora Sponsor LLC is 418 Broadway, Suite N, Albany, New York 12207.
(5)

Includes an aggregate of 4,300,000 shares of Series A Preferred Stock held by (i) Shaolin Capital Partners Master Fund Ltd, (ii) MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, (iii) DS Liquid DIV RVA SCM LLC and (iv) Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC. Shaolin Capital Management, LLC is the investment manager for each of the entities named in this footnote. The address of the entities named in this footnote is c/o Shaolin Capital Management 230 NW 24th Street, Suite 603, Miami, FL 33127. Each share of Series A Preferred Stock is initially convertible at any time at the election of the holder into one share of Class A Common Stock, subject to accrued and unpaid dividends.

Directors and Executive Officers

The Company’s directors and executive officers upon the Closing are described in the Proxy Statement in the section titled “Officers and Directors of PubCo Upon Consummation of the Business Combination” beginning on page 293 thereof and that information is incorporated herein by reference.

Directors

Upon the consummation of the Business Combination, the size of the Board was set at seven members. The following persons constitute the Company’s Board effective upon the Closing: Brandon Mintz, Scott Buchanan, Dan Gardner, Jackie Marks, Daniel Stabile, Bradley Strock and Tim Vanderham. Mr. Mintz was appointed as the Chair of the Board. Biographical information for these individuals is set forth in the Proxy Statement in the section titled “Officers and Directors of PubCo Upon Consummation of the Business Combination” beginning on page 293, which is incorporated herein by reference.

Committees of the Board of Directors

The standing committees of the Company’s Board consist of an audit committee (the “Audit Committee”). a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee report to the Board.

Audit Committee

The Board appointed Ms. Marks, Mr. Strock and Mr. Vanderham to serve on the Audit Committee, with Ms. Marks serving as the chair. Ms. Marks qualifies as an “audit committee financial expert” under applicable SEC rules. As described below under “Director Independence,” the Board has determined that Ms. Marks, Mr. Strock and Mr. Vanderham are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq.

Compensation Committee

The Board appointed Mr. Gardner, Mr. Mintz and Mr. Stabile to serve on the Compensation Committee, with Mr. Mintz serving as the chair. As described below under “Director Independence,” because the Company is a “controlled company” within the meaning of the Nasdaq corporate governance rules, the Company is not required to have a fully independent Compensation Committee.

Nominating and Corporate Governance Committee

The Board appointed Mr. Mintz, Mr. Stable and Mr. Strock to serve on the Nominating and Corporate Governance Committee, with Mr. Mintz serving as the chair. As described below under “Director

Independence,” because the Company is a “controlled company” within the meaning of the Nasdaq corporate governance rules, the Company is not required to have a fully independent Nominating and Corporate Governance Committee.

Executive Officers

Effective as of the Closing, the executive officers are:

Name	Position	Age
Brandon Mintz	President, Chief Executive Officer	29
Scott Buchanan	Chief Operating Officer	32
Glen Leibowitz	Chief Financial Officer	53
Mark Smalley	Chief Compliance Officer	54

Biographical information for these individuals is set forth in the Proxy Statement in the section titled “Officers and Directors of PubCo Upon Consummation of the Business Combination” beginning on page 293, which is incorporated herein by reference.

Executive Compensation

A description of the compensation of the executive officers and directors of GSR and the named executive officers and directors of BT OpCo before the consummation of the Business Combination is set forth in the section of the Proxy Statement titled “Executive Compensation,” beginning on page 299 thereof, which is incorporated herein by reference.

At the Special Meeting, GSR stockholders approved the Bitcoin Depot Inc. 2023 Omnibus Incentive Equity Plan (the “2023 Plan”), which is included as Exhibit 10.8 to this Report and is incorporated herein by reference. A summary of the 2023 Plan is set forth in the section of the Proxy Statement titled “Proposal No. 5—The Incentive Equity Plan Proposal” beginning on page 197 thereof, which is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers currently serve, or in the past year have served, as members of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Board.

Certain Relationships and Related Person Transactions, and Director Independence

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement in the section titled “Certain Relationships and Related Person Transactions” beginning on page 302 thereof and are incorporated herein by reference.

Director Independence

Effective as of the Closing, BT Assets beneficially owns a majority of the voting power of all outstanding shares of the Company’s Common Stock. As a result, the Company is a “controlled company” within the meaning of the Nasdaq listing rules. Under the Nasdaq listing rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a

“controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of its board of directors consist of independent directors, (2) that its board of directors have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that director nominees must either be selected, or recommended for the board of directors’ selection, either by independent directors constituting a majority of the board’s independent directors in a vote in which only independent directors participate, or a nominating and corporate governance committee comprised solely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

The Nasdaq rules generally require that independent directors must comprise a majority of a listed company’s board of directors. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each proposed director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that Ms. Marks and Messrs. Gardner, Stabile, Strock and Vanderham are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. Effective as of Closing, the Company will avail itself of the exemptions described in clauses (2) and (3) of the prior paragraph.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement titled “Business of Bitcoin Depot—Legal Proceedings” beginning on page 255, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Dividends

On July 3, 2023, the Bitcoin Depot Class A Common Stock and Bitcoin Depot public warrants began trading on Nasdaq under the new trading symbols of “BTM” and “BTMWW,” respectively, in lieu of the Class A Common Stock and warrants of GSR. The Company has never declared or paid any cash dividends and does not presently plan to pay cash dividends in the foreseeable future.

Holders of Record

Following the completion of the Business Combination, including the redemption of public shares as described above and the consummation of the PIPE Financing, the Company had (i) 12,358,691 shares of Class A Common Stock outstanding held of record by approximately 65 holders, (ii) 1,075,761 shares of Class E Common Stock outstanding held of record by 22 holders, (iii) 44,100,000 shares of Class V Common Stock outstanding held of record by one holder, (iv) 4,300,000 shares of Series A Preferred Stock outstanding held of record by four holders and (v) 43,848,750 shares of Class A Common Stock underlying the Bitcoin Depot Warrants outstanding held of record by 22 holders.

As a result of the Business Combination, all shares of GSR Class A Common Stock, par value $0.0001, and 5,769,186 shares of GSR Class B Common Stock, par value $0.0001, outstanding immediately prior to the Closing automatically converted into shares of Class A Common Stock on a one-for-one basis after taking into account certain forfeitures. GSR’s public warrants and Private Placement Warrants (as defined herein) became Bitcoin Depot Warrants.

Securities Authorized for Issuance Under 2023 Plan

Reference is made to the disclosure described in the Proxy Statement in the section titled “Proposal No. 5—The Incentive Equity Plan Proposal” beginning on page 197 thereof, which is incorporated herein by reference. The 2023 Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by GSR’s stockholders at the Special Meeting.

At Closing, each Phantom Equity Award that was outstanding prior to the Closing, upon the execution and delivery to BT OpCo and GSR of a Phantom Equity Award Termination Agreement, converted into the right to receive (i) a cash payment and/or (ii) Class A Common Stock.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under “Introductory Note” above and Item 3.02 below of this Report, which is incorporated herein by reference.

Simultaneous with the consummation of the Company’s initial public offering, on March 1, 2021, the Company consummated the private placement to Sponsor of 12,223,750 private placement warrants, each exercisable to purchase one share of Class A common stock at $11.50 per share, at a price of $1.00 per warrant (the “Private Placement Warrants”). Pursuant to the Business Combination each of the outstanding Private Placement Warrants were converted into a warrant to acquire one share of Bitcoin Depot’s Class A Common Stock. See the section titled “Description of PubCo Securities—Redeemable Warrants” of the Proxy Statement beginning on page 285 thereof for a description of the Private Placement Warrants following the consummation of the Business Combination. The Private Placement Warrants were issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Description of Registrant’s Securities

The Class A Common Stock and the Bitcoin Depot Warrants are described in the Proxy Statement in the section titled “Description of PubCo Securities” beginning on page 283 thereof and that information is incorporated herein by reference. As described below, the Company’s Second A&R Charter and Bylaws (as defined herein) became effective as of the Closing.

Indemnification of Directors and Officers

The indemnification of the Company’s directors and officers is described in the Proxy Statement in the section titled “Description of PubCo Securities—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 288 thereof and that information is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Report is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Report is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Report is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in the “Introductory Note” above pertaining to the Amended and Restated Credit Agreement is incorporated into this Item 2.03 by reference. The material terms of the Amended and Restated Credit Agreement are described in the Company’s Current Report on Form 8-K filed with the SEC on June 28, 2023. Such description is incorporated by reference in this Report and is qualified in its entirety by the text of the Amended and Restated Credit Agreement, which is included as Exhibit 10.12 to this Report and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Closing, the Company filed its Second A&R Charter with the Secretary of State of the State of Delaware and adopted its amended and restated bylaws (the “Bylaws”). Pursuant to the filing of the Second A&R Charter, the Company changed its name to “Bitcoin Depot Inc.” Further, in connection with the previously announced PIPE Agreement, the Company filed the certificate of designation (the “Certificate of Designation”) with the Secretary of State of the State of Delaware. The material terms of the Certificate of Designation and the general effect upon the rights of the Company’s stockholders is included in the Company’s Current Report on Form 8-K, filed with the SEC on June 26, 2023, which is incorporated herein by reference.

Copies of the Second A&R Charter, the Bylaws and the Certificate of Designation are included as Exhibits 3.1, 3.2, and 3.3 respectively, to this Report and are incorporated herein by reference.

The material terms of each of the Second A&R Charter and the Bylaws and the general effect upon the rights of the Company’s stockholders are included in the Proxy Statement under the sections titled “Proposal No. 2—The Charter Proposal,” and “Description of PubCo Securities” beginning on pages 190 and 283 of the Proxy Statement, respectively, which are incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of independent registered public accounting firm

On June 30, 2023, upon the recommendation of the Audit Committee of the Board, the Board approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ended December 31, 2023. KPMG previously served as the independent registered public accounting firm of BT OpCo prior to the Business Combination. Accordingly, Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm prior to the Business Combination was informed that it would be replaced as the Company’s independent registered public accounting firm.

Grant Thornton’s report on GSR’s financial statements as of and for the year ended December 31, 2022 and for the period from October 14, 2021 (inception) through December 31, 2021, did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainties, audit scope, or accounting principles. During the period from October 14, 2021 (inception) through December 31, 2022 and the subsequent period through June 30, 2023, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) between GSR and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

During the period from October 14, 2021 (inception) through December 31, 2022 and the subsequent interim period through June 30, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Grant Thornton with a copy of the foregoing disclosures and has requested that Grant Thornton furnish the Company with a letter addressed to the SEC, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures made by the Company set forth above, and, if not, stating the respects in which it does not agree.

During the period from October 14, 2021 (inception) through December 31, 2021 and the subsequent interim period through March 31, GSR did not consult with KPMG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.01. Changes in Control of the Registrant.

The information set forth above under “Introductory Note” and Item 2.01 of this Report is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Transaction Agreement, a change of control of GSR has occurred. Following the Business Combination, former GSR public stockholders own approximately 10.6% of the issued and outstanding shares of Common Stock (in the form of Class A Common Stock, representing approximately 1.3% of the voting power of Bitcoin Depot), the Sponsor owns approximately 11.8% of the issued and outstanding shares of Common Stock (in the form of Class A Common Stock and Class E Common Stock, representing approximately 1.5% of the voting power of Bitcoin Depot), Brandon Mintz, together with BT Assets, beneficially owns or controls, as applicable, approximately 77.5% of the issued and outstanding shares of Common Stock (in the form of 44,100,000 shares of Class V Common Stock held by BT Assets, which are non-economic and represent approximately 97.0% of the voting power in Bitcoin Depot as the Class V Common Stock carry ten votes per share, and 500,000 shares of Class A Common Stock held directly by Brandon Mintz, representing an additional approximately 0.1% of the voting power of Bitcoin Depot). The foregoing percentages exclude the impact of unvested restricted stock units and options.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Executive Officers,” “Executive Compensation,” “Certain Relationships and Related Person Transactions, Controlled Company Exception and Director Independence” and “Indemnification of Directors and Officers” is incorporated herein by reference.

Further, in connection with the Business Combination, effective as of the Closing, Gus Garcia resigned from his positions as GSR’s Co-Chief Executive Officer and Director, Lewis Silberman resigned from his positions as GSR’s Co-Chief Executive Officer and Director, Joseph Tonnos resigned from his position as GSR’s Chief Financial Officer and Director, Anantha Ramamurti resigned from his positions as President and Director, and each of Eve Mongiardo, Baris Guzel, David Lorber and Michael Moe resigned from their positions as directors of GSR.

2023 Plan

At the Special Meeting, the stockholders of GSR approved the 2023 Plan which became effective upon the Closing. The material terms of the 2023 Plan are described in the Proxy Statement in the section titled “Proposal No. 5—The Incentive Equity Plan Proposal” beginning on page 197 thereof and are incorporated herein by reference. A copy of the full text of the 2023 Plan is filed as Exhibit 10.8 to this Report and is incorporated herein by reference. Following the consummation of the Business Combination, the Company expects that the Board will make grants of awards under the 2023 Plan to eligible participants.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

The disclosure set forth in Item 3.03 of this Report is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on June 30, 2023, the Board approved and adopted a new Code of Business Conduct and Ethics (the “Code of Conduct”) applicable to all employees, officers and directors of the Company. A copy of the Code of Conduct can be found in the Investor Relations section of the Company’s website at https://bitcoindepot.com/investor-relations/.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement in the section titled “Proposal No. 1—The Business Combination Proposal—The Transaction Agreement” beginning on page 136 thereof, which is incorporated herein by reference.

Item 7.01 Other Events.

On June 30, 2023, the Company issued a press release announcing the consummation of the Business Combination. A copy of the press release is filed as Exhibit 99.4 to this Report and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of BT OpCo as of December 31, 2022 and 2021 and for the years ended December 31, 2022, 2021 and 2020 and the related notes are included in the Proxy Statement on pages F-44 through F-76 are incorporated herein by reference.

The unaudited consolidated financial statements of BT OpCo as of March 31, 2023 (unaudited) and December 31, 2022 and for the three months ended March 31, 2023 and 2022 (unaudited) and the related notes are included in the Proxy Statement on pages F-77 through F-103 and are incorporated herein by reference.

(b)	Pro forma financial information.

Unaudited pro forma condensed combined financial information of BT OpCo as of March 31, 2023 and for the three months ended March 31, 2023 and the year ended December 31, 2022 is filed as Exhibit 99.2 to this Report and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

2.1†	Transaction Agreement, dated as of August 24, 2022, by and among by and among GSR, the Sponsor, BT Assets and BT OpCo (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the SEC on August 25, 2022).

2.2	Amendment No. 1 to the Transaction Agreement, dated February 13, 2023 by and among GSR, the Sponsor, BT Assets and BT OpCo (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the SEC on February 14, 2023).

2.3	Amendment No. 2 to the Transaction Agreement, dated April 4, 2023 by and among GSR, the Sponsor, BT Assets and BT OpCo (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the SEC on April 4, 2023).

2.4	Amendment No. 3 to the Transaction Agreement, dated May 11, 2023 by and among GSR, the Sponsor, BT Assets and BT OpCo (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the SEC on May 11, 2023).

2.5†	Amendment No. 4 to the Transaction Agreement, dated June 7, 2023 by and among GSR, the Sponsor, BT Assets and BT OpCo (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the SEC on June 13, 2023).

3.1*	Second Amended and Restated Certificate of Incorporation of Bitcoin Depot Inc.

3.2*	Amended and Restated Bylaws of Bitcoin Depot Inc.

3.3*	Certificate of Designation of Rights and Preferences of Series A Convertible Preferred Stock of Bitcoin Depot.

4.1	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-1 (File No. 333-261965 filed by the Registrant on February 22, 2022)).

4.2	Form of Warrant Agreement, by and between GSR and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.5 of the Company’s Current Report on Form 8-K, filed with the SEC on March 2, 2022).

10.1*	BT HoldCo Amended and Restated Limited Liability Company Agreement.

10.2*	Tax Receivable Agreement, dated June 30, 2023, by and among Bitcoin Depot Inc. and the persons named therein.

10.3*	Amended and Restated Registration Rights Agreement, dated June 30, 2023, by and among Bitcoin Depot Inc. and the other persons named therein.

10.4	Sponsor Support Agreement, dated as of August 24, 2022, by and among GSR, the Sponsor and BT Assets (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the SEC on August 25, 2022).

10.5*	Amendment No. 1 to the Sponsor Support Agreement, dated as of June 7, 2023, by and among GSR, the Sponsor and BT Assets (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the SEC on June 13, 2023).

10.6*	Form of Bitcoin Depot Indemnification Agreement.

10.7†**	PIPE Agreement, dated as of June 23, 2023, by and among the Company, GSR and the investors listed therein (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on June 26, 2023).

10.8*	Bitcoin Depot Inc. 2023 Omnibus Incentive Equity Plan.

Exhibit Number	Description

10.9	Form of Voting and Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on May 19, 2023).

10.10	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2023).

10.11*	Form of Phantom Equity Award Termination Agreement and General Release.

10.12	Amended and Restated Credit Agreement, dated as of June 23, 2023, by and among BT OpCo, as the borrower, BT Assets, as the initial holding company, Express Vending Inc., a corporation incorporated under the laws of British Columbia, Mintz Assets, Inc., a Georgia corporation, BitAccess Inc., a corporation incorporated under the federal laws of Canada, Digital Gold Ventures Inc., a corporation incorporated under the laws of Ontario, Intuitive Software LLC, a Delaware limited liability company, the financial institutions and institutional investors from time to time party thereto as Lenders, and Silverview Credit Partners LP (f/k/a Silverpeak Credit Partners, LP) (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on June 28, 2023).

16.1*	Letter from Grant Thornton, LLP to the SEC dated July 7, 2023.

21.1*	List of subsidiaries.

99.1*	Audited consolidated financial statements of BT OpCo as of December 31, 2022 and 2021 and for each of the years in the three-year period ended December 31, 2022 and the unaudited consolidated financial statements of BT OpCo as of March 31, 2023 (unaudited) and December 31, 2022 and for the three months ended March 31, 2023 and 2022 (unaudited).

99.2*	Unaudited pro forma condensed combined financial information of BT OpCo as of March 31, 2023 and for the three months ended March 31, 2023 and the year ended December 31, 2022.

99.3*	Management’s Discussion and Analysis of the Financial Condition and Results of Operations for the three months ended March 31, 2023 and the year ended December 31, 2022.

99.4*	Press Release dated June 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
**

Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. Redactions and omissions are designated with brackets containing asterisks. The Company agrees to provide, on a supplement basis, an unredacted copy of the exhibit and its materiality and privacy or confidentiality analyses to the SEC upon request.

†

Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bitcoin Depot Inc.

Dated: July 7, 2023	By:	/s/ Brandon Mintz
Name: Brandon Mintz
Title: President and Chief Executive Officer